EXHIBIT 10.33


                                    AMENDMENT

      THIS AMENDMENT is made as of the 23 day of December 2002, between General Electric Capital Corporation ("Secured Party") and Discovery Laboratories, Inc. ("Debtor") in connection with that certain Master Security Agreement, dated as of December 23, 2002 ("Agreement"). The terms of this Amendment are hereby incorporated into the Agreement as though fully set forth therein. Section references below refer to the section numbers of the Agreement. The Agreement is hereby amended as follows:

      1. CREATION OF SECURITY INTEREST.

      This Section I is hereby amended and replaced with the following:

      "Debtor grants to Secured Party, its successors and assigns, a security interest in and against all property listed on any collateral schedule now or in the future annexed to or made a part of this Agreement ("COLLATERAL SCHEDULE"), and in and against all additions, attachments, accessories and accessions to such property, all substitutions, replacements or exchanges therefor, and all insurance and/or other proceeds thereof (all such property is individually and collectively called the "COLLATERAL"). The lien is not contemplated to include intellectual property. This security interest is given to secure the payment and performance of all debts, obligations and liabilities of any kind whatsoever of Debtor to Secured Party, now existing or arising in the future, including but not limited to the payment and performance of certain Promissory Notes from time to time identified on any Collateral Schedule (collectively "NOTES" and each a "NOTE"), and any renewals, extensions and modifications of such debts, obligations and liabilities (such Notes, debts, obligations and liabilities are called the "INDEBTEDNESS")."

      3. COLLATERAL.

      Subsection (b) is hereby amended and replaced with the following:

      "(b) Debtor shall (i) use the Collateral only in its trade or business,
      (ii) maintain all of the Collateral in good operating order and repair, normal wear and tear excepted, (iii) use and maintain the Collateral in a manner that would not violate the manufacturers recommendations and all applicable laws, and (iv) keep all of the Collateral free and clear of all liens, claims and encumbrances (except for Permitted Liens)."

      4. INSURANCE.

      Subsection (b) is hereby amended and replaced with the following:

      "(b) Debtor agrees to keep the Collateral insured against loss or damage by fire and extended coverage perils, theft, burglary, and for any or all Collateral which are vehicles, for risk of loss by collision, and if requested by Secured Party, against such other risks as Secured Party may reasonably require. The insurance coverage shall be in an amount no less than the full replacement value of the Collateral, and deductible amounts, insurers and policies shall be acceptable to Secured Party. Debtor shall deliver to Secured Party policies or certificates of insurance evidencing such coverage. Each policy shall name Secured Party as a loss payee, shall provide for coverage to Secured Party regardless of the breach by Debtor of any warranty or representation made therein, shall not be subject to coinsurance, and shall provide that coverage may not be canceled or altered by the insurer except upon thirty (30) days prior written notice to Secured Party. Debtor appoints Secured Party as its attorney-in-fact to make proof of loss, claim for insurance and adjustments with insurers, and to receive payment of and execute or endorse all documents, checks or drafts in connection with insurance payments. Secured Party shall not act as Debtor's attorney-in-fact unless Debtor is in default. So long as Debtor is not in default under the Agreement, proceeds of insurance less than $50,000 shall be applied at the Debtor's option, to repair or replace the Collateral or to reduce any of the Indebtedness, otherwise insurance proceeds shall be applied, at the option of Secured Party, to repair or replace the Collateral or to reduce any of the Indebtedness."

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      5. REPORTS.

      Subsection (b) is hereby amended and replaced with the following:

      "(b) Debtor will deliver to Secured Party financial statements as follows. If Debtor is a privately held company, then Debtor agrees to provide monthly financial statements, certified by Debtor's president or chief financial officer including a balance sheet, statement of operations and cash flow statement within 30 days of each month end and its complete audited annual financial statements, certified by a recognized firm of certified public accountants, within 120 days of fiscal year end or at such time as Debtor's Board of Directors receives the audit. If Debtor is a publicly held company, then Debtor agrees to provide quarterly unaudited statements and annual audited statements, certified by a recognized firm of certified public accountants, within 10 days after the statements are provided to the Securities and Exchange Commission ("SEC"). All such statements are to be prepared using generally accepted accounting principles ("GAAP") and, if Debtor is a publicly held company, are to be in compliance with SEC requirements."

      7. DEFAULT AND REMEDIES.

      Subsection (a) is hereby amended and replaced with the following:

      "(a) Debtor shall be in default under this Agreement and each of the other Debt Documents if.

            (i) Debtor breaches its obligation to pay when due any installment or other amount due or coming due under any of the Debt Documents;

            (ii) Debtor, without the prior written consent of Secured Party, attempts to or does sell, rent, lease, license, mortgage, grant a security interest in, or otherwise transfer or encumber (except for Permitted Liens) any of the Collateral;

            (iii) Debtor breaches any of its insurance obligations under Section 4;

            (iv) Debtor breaches any of its other obligations under any of the Debt Documents and fails to cure that breach within thirty (30) days after written notice from Secured Party;

            (v) Any warranty, representation or statement made by Debtor in any of the Debt Documents or otherwise in connection with any of the Indebtedness shall be false or misleading in any material respect;

            (vi) Any of the Collateral is subjected to attachment, execution, levy, seizure or confiscation in any legal proceeding or otherwise, or if any legal or administrative proceeding is commenced against Debtor or any of the Collateral, which in the good faith judgment of Secured Party subjects any of the Collateral to a material risk of attachment, execution, levy, seizure or confiscation and no bond is posted or protective order obtained to negate such risk;

            (vii) Debtor breaches or is in default under any other agreement between Debtor and Secured Party;

            (viii) Debtor or any guarantor or other obligor for any of the Indebtedness (collectively "GUARANTOR") dissolves, terminates its existence, becomes insolvent or ceases to do business as a going concern;

            (ix) If Debtor or any Guarantor is a natural person, Debtor or any such Guarantor dies or becomes incompetent;

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            (x) A receiver is appointed for all or of any part of the property of Debtor or any Guarantor, or Debtor or any Guarantor makes any assignment for the benefit of creditors;

            (xi) Debtor or any Guarantor files a petition under any bankruptcy, insolvency or similar law, or any such petition is filed against Debtor or any Guarantor and is not dismissed within forty-five (45) days;

            (xii) Debtor's improper filing of an amendment or termination statement relating to a filed financing statement describing the Collateral; or

            (xiii) There is a material adverse change in the Debtor's financial condition, other than changes in cash reserves in the ordinary course of business on a stand alone basis, as determined solely by Secured Party."

            (xiv) At any time during the term of this Agreement Debtor sells more than 50% of its equity interest in the company to another corporation or business or all or substantially all of its assets without Secured Party's prior written consent.

      TERMS USED, BUT NOT OTHERWISE DEFINED HEREIN SHALL HAVE THE MEANINGS GIVEN TO THEM IN THE AGREEMENT. EXCEPT AS EXPRESSLY AMENDED HEREBY, THE AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT. IF THERE IS ANY CONFLICT BETWEEN THE PROVISIONS OF THE AGREEMENT AND THIS AMENDMENT, THEN THIS AMENDMENT SHALL CONTROL.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment simultaneously with the Agreement by signature of their respective authorized representative set forth below.

GENERAL ELECTRIC CAPITAL CORPORATION           DISCOVERY LABORATORIES, INC.

By:    /s/ John Edel                           By:   /s/ John G. Cooper
   ---------------------------------           --------------------------------
Name:      John Edel                          Name:      John G. Cooper
Title:     SVP                                Title:     Senior VP, CFO